FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 1996


                           Aerial Communications, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-28262                  39-1706857
(State or other                  (Commission               (IRS Employer
jurisdiction of                   File Number             Identification No.)
 incorporation)





   8410 West Bryn Mawr, Suite 1100, Chicago, Illinois               60631
--------------------------------------------------------           -------
         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (773) 399-4200


                                 Not Applicable
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.

         This Current Report on Form 8-K is being filed for the purpose of filing the Nokia Credit Agreement dated June 19, 1996 and rider thereto dated October 30, 1996 between the Company and Nokia Telecommunications Inc.


Item 7.           Financial Statements and Exhibits

(c)      Exhibits

         The exhibits  accompanying  this report are listed in the accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    December 18, 1996       AERIAL COMMUNICATIONS, INC.
                                 (Registrant)





                                  By: /s/ J. Clarke  Smith
                                  --------------------------------------------
                                  J. Clarke Smith
                                  Vice President - Finance and Administration,
                                  Chief Financial Officer and Treasurer












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                                  EXHIBIT INDEX


Exhibit Number                Description of Exhibit
--------------                ----------------------
     99.1                     The Credit Agreement dated June 19, 1996 and rider
                              thereto dated October 30, 1996 between the Company and Nokia Telecommunications, Inc.


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